Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third - party trademarks used herein are the property of their respective owners. © 2025 Theravance Biopharma. All rights reserved. Theravance Biopharma Fourth Quarter & Full Year 2024 Financial Results and Business Update February 26, 2025

2 Forward Looking Statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events . Theravance Biopharma, Inc . (the “Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . Examples of such statements include statements relating to : the Company’s expectations regarding its future profitability, expenses and uses of cash, the Company’s goals, designs, strategies, plans, potential, and objectives, future growth of YUPELRI sales, future milestone and royalty payments, the ability to provide value to shareholders, the Company’s regulatory strategies and timing of clinical studies, potential or possible safety, efficacy or differentiation of our investigational therapy, the status of patent infringement litigation initiated by the Company and its partner against certain generic companies in federal district courts ; contingent payments due to the Company from the sale of the Company’s TRELEGY ELLIPTA royalty interests to Royalty Pharma, and expectations around the use of OHSA scores as endpoints for clinical trials . These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this press release and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward - looking statements . Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements include, among others, risks related to : factors that could increase the Company’s cash requirements or expenses beyond its expectations and any factors that could adversely affect its profitability, whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions . Other risks affecting the Company are in the Company’s Form 10 - Q filed with the SEC on November 14 , 2024 , and other periodic reports filed with the SEC . In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma’s results . No forward - looking statements can be guaranteed, and actual results may differ materially from such statements . Given these uncertainties, you should not place undue reliance on these forward - looking statements . Theravance Biopharma assumes no obligation to update its forward - looking statements on account of new information, future events or otherwise, except as required by law . Non - GAAP Financial Measures Theravance Biopharma provides a non - GAAP profitability target and a non - GAAP metric in this press release . Theravance Biopharma believes that the non - GAAP profitability target and non - GAAP net income (loss) provide meaningful information to assist investors in assessing prospects for future performance and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position . Because non - GAAP financial targets and metrics, such as non - GAAP profitability and non - GAAP net income (loss) are not standardized, it may not be possible to compare these measures with other companies' non - GAAP targets or measures having the same or a similar name . Thus, Theravance Biopharma's non - GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the Company's actual GAAP results and other targets . Please see the appendix attached to this presentation for a reconciliation of non - GAAP net income (loss) to its corresponding measure, net income (loss) . A reconciliation of non - GAAP net income (loss) to its corresponding GAAP measure is not available on a forward - looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses and other factors in the future .

3 Agenda Opening & Closing Remarks Rick Winningham : Chief Executive Officer Commercial Updates Rhonda Farnum: Senior Vice President, Chief Business Officer TRELEGY & Financial Updates Aziz Sawaf: Senior Vice President, Chief Financial Officer Q&A Team Development & Regulatory Updates Dr. Áine Miller: Senior Vice President, Development

# Strong Finish to 2024 Across Portfolio of Value Drivers

## YUPELRI revefenacin inhalation solution

- **Reported Q4 net sales increased 10% Y/Y,** to $66.7M[1], an **all-time high**
- Achieved **highest launch-to-date brand profitability** during Q4
- **Q4 demand** also an all-time high, **up 9% Y/Y**[2]
- Excellent hospital performance, with **Q4 doses up 49% Y/Y**[3]

## Ampreloxetine

- **CYPRESS enrollment on track,** positioning company to reiterate development timelines
- **Recent successful interaction with FDA** confirming agreement on the content of a complete application
- **New market research reinforces the significant value** of a product with ampreloxetine's profile in addressing nOH symptoms in MSA

## TRELEGY / Corporate

- 2024 TRELEGY net sales reached $3.46B (+26% YoY), **triggering $50M milestone**[4]
- **Minimal 2024 cash burn** of $14M, ending year with $88M of cash, **excluding** $50M TRELEGY cash milestone received in Feb'25
- Expenses managed to **within all guidance ranges**

1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 2. Source: Viatris Customer Demand (Q4'24). 3. Source: IQVIA DDD, HDS, VA and Non-Reporting Hospital through Dec'24. 4. Source: GSK-reported Net Sales in USD. As of 12/31/24, Theravance stood to receive up to $200 million in Trelegy sales milestones paid directly from Royalty Pharma (RP). A first payment of $25 million was triggered when Royalty Pharma (RP) became eligible to receive $240 million or more in royalty payments from GSK based on 2024 TRELEGY global net sales and a second payment of $25 million (for a total of $50 million) was triggered when RP became eligible to receive $275 million or more in royalty payments from GSK. Both royalty thresholds were achieved in the fourth quarter of 2024.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

4

Theravance Biopharma

# Near-and-Mid-Term Strategic Priorities

Maximizing YUPELRI® and TRELEGY value, while driving to major inflection point in CYPRESS

## YUPELRI® revefenacin inhalation solution

- **Continue growing YUPELRI** and progress towards key economic milestones in the US and China[1]
  - **Next potential US milestone:** $25M milestone for first calendar year in which YUPELRI sales reach $250M (4% growth)
  - **Next potential China milestone:** $7.5M on approval (Viatris filed NDA in June 2024)
- Drive **increased** brand margins

## Ampreloxetine

- **Complete pivotal CYPRESS Phase 3 Study**
  - Expect to enroll last patient in the open label portion of CYPRESS in mid-'25, with top-line data anticipated ~ 6 mo. later
- **Prepare for expedited NDA filing** and request priority review
- **Build awareness** regarding nOH in patients with MSA by partnering with opinion leaders and caregiver community and educating on disease state; optimize access strategy

## TRELEGY / Corporate

- **Up to $150M in near-term TRELEGY sales milestones[2]:**
  - Up to $50M in 2025
  - Up to $100M in 2026
- **TRELEGY royalties returning in 2029[2]** and extend through mid-2030s[3]
- **Commitment to return excess capital** to shareholders
- Exercise **capital discipline**

1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). In China, Viatris is responsible for YUPELRI commercialization, with Theravance Biopharma eligible to receive milestones and royalties on net sales. Refer to our SEC filings for further information. 2. Pursuant to the Equity Purchase and Funding Agreement, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and Royalty Pharma Investments 2019 ICAV. 3. On a country-by-country basis, Theravance will be entitled to royalties until the expiration of the longest-lived patent or 15 years after commercial launch, whichever comes later. Based on 15 years from launch, US royalties extend through 2032 and through mid-2030s ex-US. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories; Theravance receives 85% of royalties owed.
MSA, multiple system atrophy; NDA, new drug application; nOH, neurogenic orthostatic hypotension.

5

Theravance Biopharma

The Only Once - Daily, Nebulized LAMA Maintenance Medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share) Rhonda Farnum Senior Vice President, Chief Business Officer COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist

7 Strong YUPELRI ® Quarterly Net Sales Performance in the US In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). $16.5 $29.6 $36.8 $30.3 $37.0 $38.7 $36.9 $41.8 $39.4 $43.8 $43.7 $49.1 $53.4 $55.7 $47.0 $55.0 $58.3 $60.6 $55.2 $54.5 $62.2 $66.7 0 10 20 30 40 50 60 70 80 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Net sales increased 10% Q4 ’24 / Q4 ’23 Total YUPELRI Net Sales ($M)

Exceptional US Hospital Growth +49%


YUPELRI Hospital Doses
300K
250K
200K
150K
100K
50K
0K
19 K
30 K
54 K
34 K
47 K
54 K
56 K
70 K
78 K
93 K
98 K
108 K
113 K
138 K
163 K
158 K
162 K
191 K
214 K
227 K
227 K
285 K
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24

Hospital doses increased 49% Q4 ’24 / Q4 ’23

8

Source: IQVIA DDD, HDS, VA and Non-Reporting Hospital through Dec'24. Preliminary data subject to revision upon receipt of final data.

Theravance Biopharma

# Significant YUPELRI® Future Potential

## Significant Financial Returns from US Growth

- 2024 US net sales up 8% to $239M
- Brand profitable, with expanding margins; Theravance receives 35% of US profits[1]
- Up to $150M in total monotherapy sales milestones, including $25M for 1st year in which US net sales > $250M[2]
- As many as 1.9M patients could benefit from YUPELRI in the US

## IP Protection Granted to 2039 in the US

## Considerable Added Potential in China

- NDA submitted in China (June 2024)
- $7.5M approval milestone, up to $37.5M in monotherapy sales milestones; 14-20% tiered royalties[3]
- Nearly 100M individuals with COPD; ~43% suffer from moderate to severe disease[4,5]

1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 2. As of 12/31/24, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 3. As of 12/31/24, Theravance Biopharma is eligible to receive potential development and sales milestones totaling $52.5 million related to Viatris' development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated with YUPELRI monotherapy and $7.5 million associated with future potential combination products; refer to our SEC filings for further information. 4. Wang C, Xu, J, Yang L, et al., The Lancet, 2018. 5. Yin P, Wang H, Vos T, et al., Chest, 2013.
COPD, chronic obstructive pulmonary disease; NDA, new drug application.

9

Theravance Biopharma

The First And Only Once - Daily Triple Therapy In a Single Inhaler For Adult Patients With COPD Or Asthma Milestone and royalty agreement with Royalty Pharma Aziz Sawaf Senior Vice President, Chief Financial Officer GSK’s TRELEGY COPD, chronic obstructive pulmonary disease

11 Up to $150M in TRELEGY Sales Milestones in 2025 and 2026 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone, payable by Roya lty Pharma (RP) pursuant to the Equity Purchase and Funding Agreement, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and Royalty Pharma Investments 2019 ICAV. 2. Based on 100% of TRE LEG Y ELLIPTA royalties. 3. GSK - reported Net Sales in USD. 4. Bloomberg Consensus as of 02/25/25. Milestone to Theravance Royalty Threshold 2 Global Net Sales Equivalent Year $25M $260M $3,063M 2025 1 $50M $295M $3,413M $50M $270M $3,163M 2026 1 $100M $305M $3,513M 2025 and 202 6 Sales Milestones 1 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2021 2022 2023 2024 2025 E 2026 E Consensus Forecast 4 Actuals 3 Net Sales ($M) $50M $25M $100M $50M $1,674 $2,142 $2,739 $3,456 $3,814 $4,006 28% growth 28% growth Strong TRELEGY Global Net Sales Trends ($M) 26% growth

12 TRELEGY Royalties Returning in 2029 Represent a Significant Source of Value Beginning in 2029, royalties from 5.5% - 8.5% on TRELEGY net sales return to Theravance Biopharma 1 1. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories; Theravance Biopharma receives 85% of r oya lties owed. Royalties return pursuant to the Equity Purchase and Funding Agreement, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and Royalty Pharma Investments 2019 ICAV. 2. Sou rce: Bloomberg consensus estimates as of 02/25/25. Total Global TRELEGY Net Sales ($M) (Consensus Estimates 2 ) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2029 2030 2031 2032 2033 2034 Ex-US US • Ex - US royalties return July 1, 2029 and extend through mid - 2030s, based on 15 years from launch • US royalties return January 1, 2031 and extend through 2032, based on 15 years from launch Royalties extend until longest - lived patent or 15 years after commercial launch, whichever is later Potential for longer duration if longest - lived patent is after 2032 US and mid - 2030s ex - US Overview of Royalty Terms

The first once - daily, selective norepinephrine reuptake inhibitor in development to treat symptomatic nOH in MSA Dr. Áine Miller Senior Vice President, Development Rhonda Farnum Senior Vice President, Chief Business Officer MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension AMPRELOXETINE

14 Ampreloxetine 2025 Outlook NDA Preparations • Recent interaction with FDA re - affirms our regulatory strategy • Well positioned to finalize key modules in advance of CYPRESS readout • Preparations facilitate expedited filling post readout, with plans to request priority review CYPRESS Study • On track to complete open label enrollment mid - 2025; top - line data expected to be available approximately 6 months after • Oral presentations highlighting the impact of ampreloxetine on supine hypertension and blood pressure at upcoming American Academy of Neurology Annual Meeting in April 2025

# New Market Research Supports Need for Improved nOH Therapy

## Significant opportunity for ampreloxetine to provide a new option for physicians and patients

### Perceptions of nOH Treatment in Patients with MSA

There is significant need for better therapies for patients with symptomatic nOH and MSA[1]



27%
71%
38%
62%
Survey Scale
Disagree
Somewhat Agree
Strongly Agree
Neurologists
Cardiologists

### nOH Product Attribute Ranking

These attributes were the most important in selecting an nOH treatment in patients with MSA[2]

| | | |
|---|---|---|
| 1 | **Efficacy in improving nOH symptoms** | 19 |
| 2 | **Improvement in patient quality of life** | 18 |
| 3 | **Durability in maintaining nOH symptom improvement** | 17 |
| 4 | **Good safety and tolerability** | 15 |
| 5 | **Does not exacerbate supine hypertension** | 10 |

Mean Rank Score out of 11 attributes (Higher Score = More Important)

Survey Questions: 1. Based on your experience in managing MSA patients with symptomatic nOH, please indicate your level of agreement with the following statements. *Please use a 7-point scale where 1=Do not agree at all and 7=Strongly agree.* 2. Of the following attributes, which do you consider the most important in the selection of a treatment for your MSA patients with symptomatic nOH and which do you consider the least important? (total of 11 attributes presented). N=200 board certified neurologists (n=150) and cardiologists (n=50) treating MSA patients and familiar with nOH diagnosis and treatment.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

15

Theravance Biopharma

# Unique Target Product Profile Aligns with Physicians' Desired nOH Product Attributes

## Ampreloxetine's Unique Product Features[1]

If approved, ampreloxetine may provide a differentiated, new treatment option:

- Meaningful improvement in the OHSA Composite Score **demonstrates effectiveness in treating constellation of nOH symptoms**
- **Impact on daily activities of living**, as measured by patients' ability to stand or walk for a short time
- **Durable effectiveness**, based on 20-week CYPRESS study design
- **Differentiated safety profile**, no worsening of underlying supine hypertension
- **Convenient, once-daily dosing** provides a better experience; patients with MSA may have difficulty swallowing

## Favorable View of Ampreloxetine's Target Product Profile[2]

Majority Very likely to prescribe product with ampreloxetine's TPP[3]


68%
22%
9%
58%
22%
18%
Neurologists
Cardiologists
Physician Response on a 1-7 Scale
Very likely to prescribe (6,7)
5
4
3
Very unlikely to prescribe (1,2)

1. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and is not approved for any indication. 2. N=200 board certified neurologists and cardiologists treating MSA patients and familiar with nOH diagnosis and treatment; Survey Question: Assuming coverage and cost to the patient is on par with existing treatments, and assuming full FDA approval, how likely would you be to prescribe Product X [ampreloxetine] in the future? Survey queried respondents regarding "Product X," which had the attributes of ampreloxetine's target product profile. 3. If FDA-approved. MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, Orthostatic Hypotension Symptom Assessment; TPP, target product profile.

16

Theravance Biopharma

Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer

18 Fourth Quarter 2024 Financials (Unaudited) 1. Amounts include share - based compensation. 2. Non - GAAP net income (loss) consists of GAAP net loss before taxes excluding share - based compensation expense, non - cash interest expense and non - cash impairment expense (if any); see reconciliation on Slide 19 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 18 ($, in thousands) Revenue: Viatris collaboration agreement $ 18,754 $ 17,360 $ 64,381 $ 57,201 Viatris royalties (Non-US) - 7 - 7 Collaboration revenue - 198 - 216 Total revenue 18,754 17,565 64,381 57,424 Costs and expenses: Research and development (1) 9,452 8,314 37,643 40,621 Selling, general and administrative (1) 18,502 15,492 69,174 70,095 Impairment of long-lived assets (non-cash) - - 4,513 - Restructuring and related expenses (1) - - - 2,743 Total costs and expenses 27,954 23,806 111,330 113,459 Loss from operations (before tax and other income & expense) $ (9,200) $ (6,241) $ (46,949) $ (56,035) Share-based compensation expense: Research and development 1,377 1,747 5,104 8,048 Selling, general and administrative 4,449 4,078 16,289 16,966 Restructuring and related expenses - - - 357 Total share-based compensation expense 5,826 5,825 21,393 25,371 Operating expense excl. share-based compensation: R&D operating expense (excl. share-based compensation) 8,075 6,567 32,539 32,573 SG&A operating expense (excl. share-based compensation) 14,053 11,414 52,885 53,130 Total operating expenses excl. share-based compensation $ 22,128 $ 17,981 $ 85,424 $ 85,703 Non-GAAP net income (loss) (2) $ (2,472) $ 1,431 $ (16,162) $ (21,548) Three Months Ended December 31, 2024 2023 (Unaudited) Year Ended December 31, 2024 2023 (Unaudited)

19 Fourth Quarter 2024 Financials (Unaudited) (Cont’d) 19 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Loss $ (15,528) $ (8,511) $ (56,418) $ (55,193) Adjustments: Share-based compensation expense 5,826 5,825 21,393 25,371 Non-cash impairment of long-lived assets - - 4,513 - Non-cash interest expense 643 623 2,546 2,350 Income tax expense 6,587 3,494 11,804 5,924 Non-GAAP Net Income (Loss) $ (2,472) $ 1,431 $ (16,162) $ (21,548) Non-GAAP Net Income (Loss) per Share Basic and diluted non-GAAP net income (loss) per share $ (0.05) $ 0.03 $ (0.33) $ (0.39) Shares used to compute basic and diluted non-GAAP net income (loss) per share 49,306 49,415 48,847 55,303 (Unaudited) Reconciliation of GAAP to Non-GAAP Net Income (Loss) (In thousands, except per share data) Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 (Unaudited)

20 Fourth Quarter 2024 Financial Highlights 1. Non - GAAP net income (loss) consists of GAAP net loss before taxes less share - based compensation expense, non - cash interest ex pense, and non - cash impairment expense (if any); see reconciliation on Slide 19 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 2. Cash, cash equivalents and marketable s ecurities. SBC, Share - Based Compensation. Note Q4 ‘23 (M) Q4 ‘24 (M) Metric $17.4 $18.8 VIATRIS Collaboration Revenue Full year results within guidance ranges $18.0 $22.1 SG&A and R&D Expense, ex - SBC Full year results within guidance range $5.8 $5.8 Share - Based Compensation ($8.5) ($15.5) GAAP Net Loss $1.4 ($2.5) Non - GAAP Net Income (Loss) 1 $88.4M of cash excludes $50M TRELEGY milestone (received in Feb’25) $102.4 $88.4 Cash and Cash Equivalents 2 (as of quarter - end) $0.0 $0.0 Debt (as of quarter - end) 48.1 49.5 Shares Outstanding (as of quarter - end)

# 2025 Financial Guidance

**2025 OPEX Guidance:**

- R&D (excluding share-based comp): $32M - $38M
- SG&A (excluding share-based comp): $50M - $60M
- Share-Based Compensation: $18M - $20M

**2025 Non-GAAP Loss and Cash Burn Guidance[1]:**

- Non-GAAP Loss and Cash Burn similar to 2024
- Guidance excludes potential milestones for TRELEGY & YUPELRI

**TRELEGY Milestone Accounting:**

- Accounting guidelines require cumulative milestone cash payments greater than $194M be recognized as Other Income (not Revenue) on P&L[2]
- Therefore, no Other Income will be recognized until $194M of cumulative milestones are achieved; no Other Income expected until 2026, at the earliest
- No impact to cash with receipt in Q1



Operating Expenses ($M)
$140
$120
$100
$80
$60
$40
$20
$0
111.3
109.0
32.5
35.0
52.9
55.0
21.4
19.0
4.5
2024A 4
2025E 3
R&D
SG&A
SBC
One-time Items

1. Non-GAAP net income (loss) consists of GAAP net loss before taxes less share-based compensation expense, non-cash interest expense, and non-cash impairment expense (if any); see the section titled "Non-GAAP Financial Measures" on Slide 2 for more information. 2. The Company previously recognized $194M of the potential milestones and royalties at the time of sale in July 2022; as a result, the Company will not recognize any additional income until the cumulative milestone payments exceed the $194M previously recognized. 3. 2025 Estimates assume mid-point of Guidance. 4. One-time items consist of impairment of long-lived assets (non-cash).
SBC, Share-Based Compensation.

21

Theravance Biopharma

# Strong Cash Generation; Significant Upside Potential with Ampreloxetine

## Compelling Financial Profile

**$88.4 million in cash** at year end, **$50 million milestone** received Q1 2025, **no debt**, and **limited cash use** anticipated

Up to $150M in additional **TRELEGY** milestones possible through 2026; royalties returning from 2029, extending through mid-2030s[1]

Commitment to return excess capital to shareholders

## Growing Contribution from YUPELRI®

Only once-daily nebulized LAMA: currently <5% penetrated addressable market[2]

**$239M 2024 US net sales**, with 35% share of profits; $25 million milestone for first calendar year net sales reach $250 million[3]

Viatris China filing June 2024; $7.5M to Theravance on approval, 14-20% royalties[4]

## Ampreloxetine Registrational Program Nearing Completion with Transformative Potential

Anticipated **completion of CYPRESS open label enrollment mid-2025, top-line data ~6 mo. later**, expedited NDA filing

Potential to deliver meaningful clinical benefits and address key deficiencies of existing therapeutic alternatives

100% owned with Orphan Drug Designation, ~40,000 patients with MSA and symptoms of nOH in the US[5,6]

1. Payments from Royalty Pharma (RP) will be triggered if RP receives certain minimum royalty payments from GSK based on TRELEGY global net sales. On a country-by-country basis, Theravance will be entitled to royalties until the expiration of the longest-lived patent or 15 years after commercial launch, whichever comes later. Based on 15 years from launch, US royalties extend through 2032 and through mid-2030s ex-US. 2. Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS. 3. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). Refer to our SEC filings for further information 4. Refer to our SEC filings for further information. 5. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70%-90%);14:1179546820953415. 6. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999).
LAMA, long-acting muscarinic antagonist; MSA, multiple system atrophy; NDA, new drug application; nOH, neurogenic orthostatic hypotension.

22

Theravance Biopharma

Rick Winningham Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda Farnum Senior Vice President, Chief Business Officer Áine Miller Senior Vice President, Development Q&A Session

24 YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 24

25 About YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist. 25